Exhibit 99.2

COMMERCIAL PROMISSORY NOTE	Gorham Savings Bank
10 Wentworth Drive
Gorham, Maine 04038
(207)839-4796

LOAN NUMBER	NOTE DATE	PRINCIPAL AMOUNT	MATURITY DATE
8150055138	April 10, 2020	$937,700.00	April 10, 2022

LOAN PURPOSE: Paycheck Protection Program SBA Loan #47328370-00

BORROWER INFORMATION

IMMUCELL CORPORATION

56 EVERGREEN DR

PORTLAND, ME 04103-5907

NOTE. This Commercial Promissory Note will be referred to in this document as the “Note.”

LENDER. “Lender” means Gorham Savings Bank whose address is 10 Wentworth Drive, Gorham, Maine 04038, its successors and assigns. BORROWER. “Borrower” means each person or legal entity who signs this Note.

PROMISE TO PAY. For value received, receipt of which is hereby acknowledged, on or before the Maturity Date, the Borrower promises to pay the principal amount of Nine Hundred Thirty-seven Thousand Seven Hundred and 00/100 Dollars ($937,700.00) and all interest on the outstanding principal balance and any other charges, including service charges, to the order of Lender at its office at the address noted above or at such other place as Lender may designate in writing. The Borrower will make all payments in lawful money of the United States of America.

PAYMENT SCHEDULE. This Note will be paid according to the following schedule: No Payments shall be due for the first 6 months followed by 18 monthly principal and interest payments on the amount of outstanding credit beginning on October 10, 2020. The unpaid principal balance of this Note, together with all accrued interest and charges owing in connection therewith, shall be due and payable on the Maturity Date. All payments received by the Lender from the Borrower for application to this Note may be applied to the Borrower’s obligations under this Note in such order as determined by the Lender.

INTEREST RATE AND SCHEDULED PAYMENT CHANGES. Interest will begin to accrue on April 10, 2020. The interest rate on this Note will be fixed at 1.000% per annum.

Nothing contained herein shall be construed as to require the Borrower to pay interest at a greater rate than the maximum allowed by law. If, however, from any circumstances, Borrower pays interest at a greater rate than the maximum allowed by law, the obligation to be fulfilled will be reduced to an amount computed at the highest rate of interest permissible under applicable law and if, for any reason whatsoever, Lender ever receives interest in an amount which would be deemed unlawful under applicable law, such interest shall be automatically applied to amounts owed, in Lender’s sole discretion, or as otherwise allowed by applicable law. Interest on this Note is calculated on an Actual/360 day basis. This calculation method results in a higher effective interest rate than the numeric interest rate stated in this Note. The unpaid balance of this loan shall, while any Event of Default exists under this Note or any other agreement related to the loan, be subject to a default rate of interest equal to 5.00% per annum in excess of the interest rate otherwise payable as provided herein. In the event of default, the Default Interest Rate shall accrue and be payable until actual payment and satisfaction of all amounts owing hereunder.

LATE PAYMENT CHARGE. If any required payment is more than 10 days late, then at Lender’s option, Lender will assess a late payment charge of 5.000% of the amount of the regularly scheduled payment then past due.

PREPAYMENT PENALTY. This Note is subject to a prepayment penalty. Payment of all unpaid principal, accrued and unpaid interest and all other fees then outstanding prior to the Maturity Date will result in a penalty that shall be equal to:

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must: a. Give Lender written notice; b. Pay all accrued interest; and c. If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date lender received the notice, less any interest accrued during the 21 days and paid under b. of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

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RIGHT OF SET-OFF. To the extent permitted by law, Borrower agrees that Lender has the right to set-off any amount due and payable under this Note, whether matured or unmatured, against any amount owing by Lender to Borrower including any or all of Borrower’s accounts with Lender. This shall include all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. Such right of set-off may be exercised by Lender against Borrower or against any assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor of Borrower, or against anyone else claiming through or against Borrower or such assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off has not been exercised by Lender prior to the making, filing or issuance or service upon Lender of, or of notice of, assignment for the benefit of creditors, appointment or application for the appointment of a receiver, or issuance of execution, subpoena or order or warrant. Lender will not be liable for the dishonor of any check when the dishonor occurs because Lender set-off a debt against Borrower’s account. Borrower agrees to hold Lender harmless from any claim arising as a result of Lender exercising Lender’s right to set-off.

DISHONORED ITEM FEE. If Borrower makes a payment on the loan with a check or preauthorized charge which is later dishonored, a fee in the amount of $15.00 will be charged.

RELATED DOCUMENTS. The words “Related Documents” mean all promissory notes, security agreements, mortgages, deeds of trust, deeds to secure debt, business loan agreements, construction loan agreements, resolutions, guaranties, environmental agreements, subordination agreements, assignments, and any other documents or agreements executed in connection with the indebtedness evidenced hereby this Note whether now or hereafter existing, including any modifications, extensions, substitutions or renewals of any of the foregoing. The Related Documents are hereby made a part of this Note by reference thereto, with the same force and effect as if fully set forth herein.

DEFAULT. Upon the occurrence of any one of the following events (each, an “Event of Default” or “default” or “event of default”), Lender’s obligations, if any, to make any advances will, at Lender’s option, immediately terminate and Lender, at its option, may declare all indebtedness of Borrower to Lender under this Note immediately due and payable without further notice of any kind notwithstanding anything to the contrary in this Note or any other agreement: (a) Borrower’s failure to make any payment on time or in the amount due; (b) any default by Borrower under the terms of this Note or any other Related Documents; (c) any default by Borrower under the terms of any other agreement between Lender and Borrower; (d) the death, dissolution, or termination of existence of Borrower or any guarantor; (e) Borrower is not paying Borrower’s debts as such debts become due; (f) the commencement of any proceeding under bankruptcy or insolvency laws by or against Borrower or any guarantor or the appointment of a receiver; (g) any default under the terms of any other indebtedness of Borrower to any other creditor; (h) any writ of attachment, garnishment, execution, tax lien or similar instrument is issued against any collateral securing the loan, if any, or any of Borrower’s property or any judgment is entered against Borrower or any guarantor; (i) any part of Borrower’s business is sold to or merged with any other business, individual, or entity; (j) any representation or warranty made by Borrower to Lender in any of the Related Documents or any financial statement delivered to Lender proves to have been false in any material respect as of the time when made or given; (k) if any guarantor, or any other party to any Related Documents terminates, attempts to terminate or defaults under any such Related Documents; (l) Lender has deemed itself insecure or there has been a material adverse change of condition of the financial prospects of Borrower or any collateral securing the obligations owing to Lender by Borrower. Upon the occurrence of an event of default, Lender may pursue any remedy available under any Related Document, at law or in equity.

GENERAL WAIVERS. To the extent permitted by law, the Borrower severally waives any required notice of presentment, demand, acceleration, intent to accelerate, protest, and any other notice and defense due to extensions of time or other indulgence by Lender or to any substitution or release of collateral. No failure or delay on the part of Lender, and no course of dealing between Borrower and Lender, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

JOINT AND SEVERAL LIABILITY. If permitted by law, each Borrower executing this Note is jointly and severally bound.

SEVERABILITY. If a court of competent jurisdiction determines any term or provision of this Note is invalid or prohibited by applicable law, that term or provision will be ineffective to the extent required. Any term or provision that has been determined to be invalid or prohibited will be severed from the rest of this Note without invalidating the remainder of either the affected provision or this Note.

SURVIVAL. The rights and privileges of the Lender hereunder shall inure to the benefits of its successors and assigns, and this Note shall be binding on all heirs, executors, administrators, assigns, and successors of Borrower.

ASSIGNABILITY. Lender may assign, pledge or otherwise transfer this Note or any of its rights and powers under this Note without notice, with all or any of the obligations owing to Lender by Borrower, and in such event the assignee shall have the same rights as if originally named herein in place of Lender. Borrower may not assign this Note or any benefit accruing to it hereunder without the express written consent of the Lender.

DUTY TO NOTIFY. Borrower agrees to notify Lender if there is any change in the beneficial ownership information provided to Lender. Additionally, Borrower agrees to provide Lender with updated beneficial ownership information in the event there is any change in the beneficial ownership information provided to Lender.

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ORAL AGREEMENTS DISCLAIMER. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THE PARTIES AGREE THAT NO PROMISE, CONTRACT OR AGREEMENT TO LEND MONEY, EXTEND CREDIT, FOREBEAR FROM COLLECTION OF A DEBT OR MAKE ANY OTHER ACCOMMODATION FOR THE REPAYMENT OF A DEBT MAY BE ENFORCED AGAINST LENDER UNLESS THE PROMISE, CONTRACT OR AGREEMENT IS IN WRITING AND SIGNED BY THE LENDER. ACCORDINGLY, BORROWER CANNOT ENFORCE ANY ORAL PROMISE UNLESS IT IS CONTAINED IN LOAN DOCUMENTS SIGNED BY THE LENDER, NOR CAN ANY CHANGE, FORBEARANCE, OR OTHER ACCOMMODATION RELATING TO THE OBLIGATIONS, THE NOTE OR ANY OTHER OF THE LOAN DOCUMENTS BE ENFORCED, UNLESS IT IS IN WRITING AND SIGNED BY THE LENDER. BORROWER ALSO UNDERSTANDS AND AGREES THAT ALL FUTURE PROMISES, CONTRACTS OR AGREEMENTS OF THE LENDER RELATING TO ANY OTHER TRANSACTION BETWEEN IT AND THE LENDER CANNOT BE ENFORCED IN COURT UNLESS THEY ARE IN WRITING AND SIGNED BY THE LENDER. BY EXECUTION OF THIS AGREEMENT, BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT THE REQUIREMENT OF A WRITING DESCRIBED IN THIS PARAGRAPH SHALL APPLY TO THIS NOTE, THE OBLIGATIONS, THE LOAN DOCUMENTS, ANY EXTENSION, MODIFICATION, RENEWAL, FORBEARANCE OR OTHER ACCOMMODATION RELATING HERETO OR THERETO AND TO ANY OTHER CREDIT RELATIONSHIP BETWEEN BORROWER AND LENDER (WHETHER NOW EXISTING OR CREATED IN THE FUTURE), WHETHER OR NOT THE AMOUNT INVOLVED EXCEEDS $250,000.

GOVERNING LAW. This Note is governed by the laws of the state of Maine except to the extent that federal law controls.

HEADING AND GENDER. The headings preceding text in this Note are for general convenience in identifying subject matter, but have no limiting impact on the text which follows any particular heading. All words used in this Note shall be construed to be of such gender or number as the circumstances require.

ATTORNEYS’ FEES AND OTHER COSTS. Borrower agrees to pay all of Lender’s costs and expenses in connection with the enforcement of this Note including, without limitation, reasonable attorneys’ fees, to the extent permitted by law.

ADDITIONAL PROVISIONS.

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

WAIVER OF JURY TRIAL. All parties to this Note hereby knowingly and voluntarily waive, to the fullest extent permitted by law, any right to trial by jury of any dispute, whether in contract, tort, or otherwise, arising out of, in connection with, related to, or incidental to the relationship established between them in this Note or any other instrument, document or agreement executed or delivered in connection with this Note or the Related Documents.

By signing this Note, Borrower acknowledges reading, understanding, and agreeing to all its provisions and receipt hereof.

IMMUCELL CORPORATION

By: MICHAEL F BRIGHAM	Date
Its: President and CEO

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